Exhibit 24
POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of SEARS ROEBUCK ACCEPTANCE CORP., a Delaware corporation (the "Corporation"), does hereby constitute and appoint, JEFFREY N. BOYER, BRENDAN J. MCKEOUGH, GEORGE F. SLOOK and KEITH E. TROST, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and esubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name in the name and on behalf of the Corporation, as indicated below opposite his signature, to annual reports on Form 10-K or any amendment thereto; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.


	IN WITNESS WHEREOF, the undersigned have subscribed these presents, as of the 11th day of March, 1999.


	NAME							TITLE




/s/: KEITH E. TROST			Director and President
Keith E. Trost				(Principal Executive Officer)





/s/: GEORGE F. SLOOK 			 Director and Vice President, Finance
George F. Slook				(Principal Financial and Accounting Officer)








	NAME							TITLE




/s/:Jaffrey N. Boyer   				     Director
Jeffrey N. Boyer





/s/:James D. Constantine	          		Director
James D. Constantine





/s/:Alan J. Lacy              			Director
Alan J. Lacy





/s/:larry R. Raymond           			Director
Larry R. Raymond





/s/:Stanley H. Wright     	                  Director
Stanley H. Wright